                                                                    EXHIBIT 99.1

                            FORM OF MONTHLY STATEMENT

                  GreenTree Floorplan Receivables Master Trust
                                  Series 1996-2

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1996-2 Supplement dated as of December 1, 1996 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-2 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of September 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


A)   Information regarding distribution in respect of the Class A
     Certificates per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class A
     Certificates, per $1,000 original certificate principal amount         4.55
                                                                          ------

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 original
     certificate principal amount                                           4.55
                                                                          ------

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 original
     certificate principal amount                                           0.00
                                                                          ------

B)   Class A Investor Charge Offs and Reimbursement of Charge Offs

     (1) The amount of Class A Investor Charge Offs                         0.00
                                                                          ------

     (2) The amount of Class A Investor Charge Offs set forth in paragraph
     1 above, per $1,000 original certificate principal amount              0.00
                                                                          ------

     (3) The total amount reimbursed in respect of Class A Investor Charge
     Offs                                                                   0.00
                                                                          ------

     (4) The amount set forth in paragraph 3 above, per $1,000 original
     certificate principal amount                                           0.00
                                                                          ------

     (5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after
     giving effect to all transactions on such Distribution Date            0.00
                                                                          ------

C) Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class B
     Certificates, per $1,000 original certificate principal amount         4.73
                                                                          ------

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 original
     certificate principal amount                                           4.73
                                                                          ------

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 original
     certificate principal amount                                           0.00
                                                                          ------

D)   Amount of reductions in Class B Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of Class B Invested Amount

     (1) The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested
     Amount                                                                 0.00
                                                                          ------

     (2) The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original certificate
     principal amount                                                       0.00
                                                                          ------

     (3) The total amount reimbursed in respect of such reductions in the
     Class B Invested Amount                                                0.00
                                                                          ------

     (4) The amount set forth in paragraph 3 above, per $1,000 original
     certificate principal amount                                           0.00
                                                                          ------

     (5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after
     giving effect to all transactions on such Distribution Date            0.00
                                                                          ------


                     Green Tree Financial Corporation, as Servicer

                     By: /s/ Timothy R. Jacobson
                         ---------------------------------------------
                         Name:  Timothy R. Jacobson
                         Title: Vice President and Assistant Treasurer


RECEIVABLES  ---

Beginning of the Month Principal Receivables:                                           2,079,283,791.34
Removed Principal Receivables:                                                                      0.00
Additional Principal Receivables:                                                          39,692,320.10
End of the Month Principal Receivables:                                                 2,116,040,994.27
End of the Month Total Receivables:                                                     2,116,040,994.27

Excess Funding / Prefunding Account Balance                                               107,563,217.53
Aggregate Invested Amount (all Master Trust Series)                                     1,866,300,000.00

End of the Month Transferor Amount                                                         32,463,748.31

DELINQUENCIES AND LOSSES ---
                                                                                          RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                                    1,943,578.00
   61-90 Days Delinquent                                                                      794,392.48
   90+ Days Delinquent                                                                        838,238.96

   Total 30+ Days Delinquent                                                                3,576,209.44


Defaulted Accounts During the Month                                                         1,464,233.81


INVESTED AMOUNTS ---

Class A Initial Invested Amount                             478,800,000.00
Class B Initial Invested Amount                              21,500,000.00
Class C Initial Invested Amount                              26,000,000.00
Class D Initial Invested Amount                              17,800,000.00
INITIAL INVESTED AMOUNT                                                                   544,100,000.00

Class A Invested Amount                                     478,800,000.00
Class B Invested Amount                                      21,500,000.00
Class C Invested Amount                                      26,000,000.00
Class D Invested Amount                                      17,800,000.00
INVESTED AMOUNT                                                                           544,100,000.00

Class A Adjusted Invested Amount                            478,800,000.00
Class B Adjusted Invested Amount                             21,500,000.00
Class C Invested Amount                                      26,000,000.00
Class D Invested Amount                                      58,145,593.69
ADJUSTED INVESTED AMOUNT                                                                  584,445,593.69

MONTHLY SERVICING FEE                                                                         974,075.99

INVESTOR DEFAULT AMOUNT                                                                       400,820.71


SERIES 1996-2 INFORMATION

SERIES 1996-2 ALLOCATION PERCENTAGE                                                               29.15%
SERIES 1996-2 ALLOCABLE FINANCE CHARGE                                                      4,456,465.72
SERIES 1996-2 UNREIMBURSED CHARGE-OFFS                                                              0.00
SERIES 1996-2 ALLOCABLE DEFAULTED AMOUNT                                                      426,881.86
SERIES 1996-2 MONTHLY FEES                                                                    974,075.99
SERIES 1996-2 ALLOCABLE PRINCIPAL COLLECTIONS                                             139,270,677.62
SERIES 1996-2 REQUIRED TRANSFEROR AMOUNT                                                   23,377,823.75
FLOATING ALLOCATION PERCENTAGE                                                                    26.73%



INVESTOR FINANCE CHARGE COLLECTIONS                                                         4,146,585.91
INVESTOR DEFAULT AMOUNT                                                                       400,820.71
PRINCIPAL ALLOCATION PERCENTAGE                                                                   26.73%
AVAILABLE PRINCIPAL COLLECTIONS                                                           128,798,571.17

CLASS A FLOATING ALLOCATION                                                                       21.89%
CLASS A REQUIRED AMOUNT                                                                            0.00%

CLASS B FLOATING ALLOCATION                                                                        0.98%
CLASS B REQUIRED AMOUNT                                                                            0.00%

CLASS C FLOATING ALLOCATION                                                                        1.19%
CLASS D FLOATING ALLOCATION                                                                        2.66%

TOTAL EXCESS SPREAD                                                                         1,505,335.57

YIELD AND BASE RATE---

Base Rate (Current Month)                                            7.03%
Base Rate (Prior Month)                                              6.91%
Base Rate (Two Months Ago)                                           6.85%
THREE MONTH AVERAGE BASE RATE                                                                      6.93%

Series Adjusted Portfolio Yield (Current Month)                      7.69%
Series Adjusted Portfolio Yield (Prior Month)                        8.47%
Series Adjusted Portfolio Yield (Two Months Ago)                     8.74%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                                      8.30%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                      21.89%
   Class A Principal Collections                            105,516,675.19

CLASS B PRINCIPAL PERCENTAGE                                                                       0.98%
   Class B Principal Collections                              4,738,113.03

CLASS C PRINCIPAL PERCENTAGE                                                                       1.19%
   Class C Principal Collections                              5,729,811.10

CLASS D PRINCIPAL PERCENTAGE                                                                       2.66%
   Class D Principal Collections                             12,813,971.85

AVAILABLE PRINCIPAL COLLECTIONS                             128,798,571.17

REALLOCATED PRINCIPAL COLLECTIONS                                                                   0.00

SERIES 1996-2 PRINCIPAL SHORTFALL                                                                   0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                                   0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                        0.00
Deficit Controlled Accumulation Amount                                0.00
CONTROLLED DEPOSIT AMOUNT                                                                           0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                                                   0.00



SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                           129,199,391.88
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                        0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                                  0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                                        0.00
THAN BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                                        0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                             0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                                              0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                                              0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                                              0.00


                     Green Tree Financial Corporation, as Servicer

                     By: /s/ Timothy R. Jacobson
                         ---------------------------------------------
                         Name:  Timothy R. Jacobson
                         Title: Vice President and Assistant Treasurer